CONTACT:
R. Dirk Allison
Senior Vice President and Chief Financial Officer
(214) 922-9711

ODYSSEY HEALTHCARE REPORTS
SECOND QUARTER 2009 RESULTS

DALLAS, TEXAS (August 4, 2009) — Odyssey HealthCare, Inc. (NASDAQ: ODSY), one of the largest providers of hospice care in the United States, today announced financial results for the second quarter and six months ended June 30, 2009.

For the second quarter of 2009, net patient service revenue from continuing operations increased 6.0% to $170.3 million, compared with $160.7 million for the second quarter of 2008.  The Company’s income from continuing operations attributable to Odyssey stockholders for the second quarter of 2009 was $8.9 million, or $0.27 per diluted share, as compared with $4.0 million, or $0.12 per diluted share, for the second quarter of 2008.  The Company’s net income attributable to Odyssey stockholders for the second quarter of 2009 was $8.5 million, or $0.26 per diluted share, as compared with $1.7 million, or $0.05 per diluted share, for the second quarter of 2008.  The Company’s EBITDA from continuing operations for the second quarter of 2009 was $17.4 million as compared with $10.0 million for the second quarter of 2008.

For the six months ended June 30, 2009, net patient service revenue from continuing operations was $337.8 million, compared with $283.5 million for the same six-month period of 2008.  The Company’s income from continuing operations attributable to Odyssey stockholders for the first half of 2009 was $17.7 million, or $0.54 per diluted share, as compared with $7.6 million, or $0.23 per diluted share, for the first half of 2008.  The Company’s net income attributable to Odyssey stockholders for the six months ended June 30, 2009, was $17.2 million, or $0.52 per diluted share, as compared with $3.2 million, or $0.10 per diluted share, for the same period of 2008.  The Company’s EBITDA from continuing operations for the first six months of 2009 was $34.5 million as compared with $17.9 million for the first six months of 2008.

Included in the results for the second quarter of 2009 and the six months ended June 30, 2009, is a positive adjustment of approximately $534,000, pre-tax, to the Medicare cap contractual related to the 2007 Medicare cap year.

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ODSY Announces Second Quarter 2009 Results

August 4, 2009

On July 30, 2009, the Centers’ for Medicare & Medicaid Services (“CMS”) issued the final rule to update the Medicare Hospice Wage Index.  The final rule also implements the phase-out of the budget neutrality adjustment factor (“BNAF”) beginning on October 1, 2009.  According to CMS, payments to Medicare participating hospices are estimated to increase by approximately 1.4% beginning on October 1, 2009.  The increase in the hospice payments is the net result of a 2.1% increase in the base payment rates for the annual market basket update, offset by a 0.7% decrease in payments due to the phase-out of the BNAF.  The final rule revised the phase-out of the BNAF to occur over seven years versus the two year phase-out period included in the proposed rule.  Pursuant to the final rule, the BNAF will be reduced by 10% in the first year and by an additional 15% in each of the following six years.

In commenting on the results, Robert A. Lefton, president and chief executive officer of Odyssey HealthCare, said, “I am very pleased with our results for the second quarter.  Our volume improved significantly in May and June after a slow start in April.  As a result, our average daily patient census for the second quarter increased to 12,268 compared with 12,186 in the first quarter of 2009.”

Lefton added, “I am also very pleased with our Medicare cap contractual during the quarter.  Even if you exclude the $534,000 positive adjustment related to the 2007 Medicare cap year, we still had a reduction in our net Medicare cap contractual of an additional $500,000, pre-tax, as we recovered amounts accrued during prior quarters for the current Medicare cap year as a result of changes in patient mix and increased admissions in some of our cap markets.  In addition, we did a good job in managing expenses as our adjusted operating expense per patient day, excluding ramp down and integration expenses for the second quarter of 2008, only increased 3.7% over the second quarter of 2008, which is consistent with our expectations.”

Conference Call
Odyssey will host a conference call to discuss the second quarter 2009 results on Wednesday, August 5, 2009, at 9:00 a.m. Central Time (10:00 a.m. Eastern Time).  The call will be broadcast live and can be accessed through the Investor Relations section of the Company’s website at www.odsyhealth.com or at www.earnings.com.  An online archive of the broadcast, commencing approximately two hours after the live call, will also be available for two weeks.

Based in Dallas, Texas, Odyssey is one of the largest providers of hospice care in the country in terms of both average daily patient census and number of locations.  Odyssey seeks to improve the quality of life of terminally ill patients and their families by providing care directed at managing pain and other discomforting symptoms and by addressing the psychosocial and spiritual needs of patients and their families.

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ODSY Announces Second Quarter 2009 Results

August 4, 2009

Adjusted operating expense per patient day of care, which excludes expenses related to the ramp down of VistaCare’s corporate office and the integration of VistaCare’s operations and depreciation and amortization expenses, is a non-GAAP financial measure included in the table of Unaudited Selected Operating Data included in this press release and is reconciled to the comparable GAAP financial measure in the notes to the table of Unaudited Selected Operating Data.  Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is also a non-GAAP financial measure included in this press release and is reconciled to the comparable GAAP financial measure in the tables attached to this press release.

As a result of adopting SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51, at the start of fiscal 2009, the Company has changed its income statement presentation of noncontrolling interests (previously shown as minority interest).  Minority interest is no longer separately reported as a reduction to net income but is instead shown below net income under the heading “net income attributable to noncontrolling interests.”  The calculation of earnings per share is based on income attributable to Odyssey stockholders.  The Company’s second quarter Form 10-Q filing with the SEC will contain additional information regarding the accounting and reporting impact of the Company’s adoption of SFAS 160.

Certain statements contained in this press release and that will be contained in the presentation are forward-looking statements within the meaning of the federal securities laws.  Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this press release and in the presentation to differ materially from those anticipated or implied by the forward-looking statements.  Additional risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; government and private party legal proceedings and investigations; adverse changes in the Medicare payment cap limits and increases in the Company’s estimated Medicare cap contractual adjustment; declines in patient census growth; increases in inflation including inflationary increases in patient care costs; the Company’s ability to effectively implement the Company’s 2009 operations and development strategies; the Company’s ability to successfully integrate and operate acquired hospice programs; the Company’s dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; the ability to attract and retain healthcare professionals; increases in the Company’s bad debt expense due to various factors including an increase in the volume of pre-payment reviews by the Company’s Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; cost of complying with the terms and conditions of the Company’s corporate integrity agreement; adverse changes in the competitive environment in which the Company operates; changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in the Company’s estimate of additional compensation costs under FASB Statement No. 123(R); and the disclosures contained under the headings “Government Regulation and Payment Structure” in “Item 1. Business” and “Item 1A. Risk Factors” of Odyssey’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2009, and in its other filings with the Securities and Exchange Commission.  Many of these factors are beyond the ability of the Company to control or predict.  Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof.  The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained in this press release and in the presentation to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

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ODSY Announces Second Quarter 2009 Results

August 4, 2009

ODYSSEY HEALTHCARE, INC. AND SUBSIDIARIES
UNAUDITED SELECTED OPERATING DATA

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Continuing Operations:(1)
Admissions	12,531	12,207	25,233	22,892
Discharges	12,159	12,090	24,884	22,565
Average daily census	12,268	12,212	12,227	10,668
Discharge average length of stay	78.8	87.8	81.0	85.0
Gross revenue per patient day	$155.56	$149.59	$156.78	$150.98
Medicare cap as % of gross revenue	(0.6%)	0.8%	0.1%	0.8%
Net revenue per patient day	$152.54	$144.63	$152.65	$146.02
Operating expense per patient day	$138.59	$137.55	$138.42	$138.80
Adjusted operating expense per patient day(2)	$136.98	$132.04	$137.07	$133.90
Bad debt expense as % of net revenue	1.5%	1.9%	1.4%	1.8%

Same-Facility:(3)
Admissions	12,400	12,207	24,990	22,892
Average daily census	12,199	12,212	12,154	10,668
Average length of stay	79.2	87.8	81.4	85.0

(1)	Continuing operations excludes the operations of hospices that the Company classifies as discontinued operations.
(2)
Adjusted operating expense per patient day for the three months ended June 30, 2009, excludes depreciation and amortization expenses of $1.55 and $0.06 per patient day of care, respectively.  Adjusted operating expense per patient day for the three months ended June 30, 2008, excludes ramp down and integration expenses of $2.61 and $0.96 per patient day of care, respectively, and excludes depreciation and amortization expenses of $1.85 and $0.09 per patient day of care, respectively.  Adjusted operating expense per patient day for the six months ended June 30, 2009, excludes depreciation and amortization expenses of $1.29 and $0.06 per patient day of care, respectively.  Adjusted operating expense per patient day for the six months ended June 30, 2008, excludes ramp down and integration expenses of $2.17 and $0.73 per patient day of care, respectively, and excludes depreciation and amortization expenses of $1.91 and $0.09 per patient day of care, respectively.

(3)	Same-facility information includes Odyssey hospice programs that have been in operation for the entire period of each period presented and Medicare certified for at least 12 months.

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ODSY Announces Second Quarter 2009 Results

August 4, 2009

ODYSSEY HEALTHCARE, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net patient service revenue	$170,295	$160,716	$337,827	$283,525
Operating expenses:
Direct hospice care	99,444	94,371	197,899	165,832
General and administrative – hospice care	34,131	34,490	67,931	61,607
General and administrative – support center	16,841	18,855	32,646	32,950
Provision for uncollectible accounts	2,506	2,979	4,869	5,230
Depreciation	1,731	2,056	2,860	3,707
Amortization	70	102	141	167
Income from continuing operations before other income (expense)	15,572	7,863	31,481	14,032

Other income (expense):
Interest income	121	540	287	1,191
Interest expense	(1,606)	(2,094)	(3,491)	(3,321)
	(1,485)	(1,554)	(3,204)	(2,130)
Income from continuing operations before provision for income taxes	14,087	6,309	28,277	11,902
Provision for income taxes	5,065	2,278	10,347	4,308
Income from continuing operations	9,022	4,031	17,930	7,594
Loss from discontinued operations, net of tax	(422)	(2,365)	(475)	(4,428)
Net income	8,600	1,666	17,455	3,166
Less: Net income (loss) attributable to noncontrolling interests	81	13	217	(20)
Net income attributable to Odyssey stockholders	$8,519	$1,653	$17,238	$3,186

Income (loss) per common share:
Basic:
Continuing operations attributable to Odyssey stockholders	$0.27	$0.12	$0.54	$0.23
Discontinued operations attributable to Odyssey stockholders	(0.01)	(0.07)	(0.02)	(0.13)
Net income attributable to Odyssey stockholders	$0.26	$0.05	$0.52	$0.10
Diluted:
Continuing operations attributable to Odyssey stockholders	$0.27	$0.12	$0.54	$0.23
Discontinued operations attributable to Odyssey stockholders	(0.01)	(0.07)	(0.02)	(0.13)
Net income attributable to Odyssey stockholders	$0.26	$0.05	$0.52	$0.10

Weighted average shares outstanding:
Basic	32,905	32,660	32,853	32,650
Diluted	33,059	32,872	33,020	32,853

Amounts attributable to Odyssey stockholders:
Income from continuing operations, net of tax	$8,941	$4,018	$17,713	$7,614
Loss from discontinued operations, net of tax	(422)	(2,365)	(475)	(4,428)
Net income	$8,519	$1,653	$17,238	$3,186

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ODSY Announces Second Quarter 2009 Results

August 4, 2009

ODYSSEY HEALTHCARE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(in thousands, except share amounts)
	June 30, 2009	Dec. 31, 2008
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$70,707	$56,043
Accounts receivable from patient services, net of allowance for uncollectible accounts of $10,828 and $9,789 at June 30, 2009 and December 31, 2008, respectively	126,671	127,922
Income taxes receivable	790	66
Deferred tax asset	11,337	13,319
Prepaid expenses and other current assets	7,499	7,906
Assets of discontinued operations	1,500	2,067
Total current assets	218,504	207,323
Property and equipment, net of accumulated depreciation	21,274	22,816
Goodwill	189,521	189,521
Long-term investments	16,416	16,659
Licenses	11,295	11,295
Trademarks	7,235	7,235
Other assets	312	1,227
Intangibles, net of accumulated amortization	4,370	4,875
Total Assets	$468,927	$460,951

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$5,287	$4,906
Accrued compensation	28,342	27,493
Accrued nursing home costs	16,504	16,478
Accrued Medicare cap contractual adjustments	15,489	23,719
Other accrued expenses	42,670	45,904
Current maturities of long-term debt	18,806	6,394
Total current liabilities	127,098	124,894
Long-term debt, less current maturities	101,072	116,681
Deferred tax liability	15,219	13,610
Other liabilities	3,786	3,233
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value: 75,000,000 shares authorized, 38,266,569 and 38,137,834 shares issued at June 30, 2009 and December 31, 2008, respectively, and 32,919,497 and 32,790,762 shares outstanding at June 30, 2009 and December 31, 2008, respectively	38	38
Additional paid-in capital	119,685	117,732
Retained earnings	171,078	153,840
Accumulated other comprehensive loss	(1,626)	(1,585)
Treasury stock, at cost, 5,347,072 shares held at June 30, 2009 and December 31, 2008	(69,954)	(69,954)
Total Odyssey stockholders’ equity	219,221	200,071
Noncontrolling interests	2,531	2,462
Total equity	221,752	202,533
Total Liabilities and Equity	$468,927	$460,951

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ODSY Announces Second Quarter 2009 Results

August 4, 2009

ODYSSEY HEALTHCARE, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Six Months Ended June 30,
	2009	2008
Operating Activities:
Net income attributable to Odyssey stockholders	$17,238	$3,186
Adjustments to reconcile net income to net cash provided by operating activities:
Loss from discontinued operations, net of tax	475	4,428
Net income (loss) attributable to noncontrolling interests	217	(20)
Depreciation and amortization	3,001	3,874
Amortization of debt issue costs	364	523
Stock-based compensation	2,455	2,123
Deferred tax expense	3,616	2,050
Tax benefit (expense) realized for stock option exercises	8	(16)
Provision for uncollectible accounts	4,869	5,230
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(3,414)	(10,451)
Other current assets and other assets	692	(6,733)
Accounts payable, accrued nursing home costs, accrued Medicare cap and other accrued expenses	(7,991)	2,070
Net cash provided by operating activities	21,530	6,264

Investing Activities:
Cash paid for acquisitions, net of cash acquired, and procurement of licenses	(205)	(123,380)
Cash received from the sale of hospice programs and property	–	160
Decrease in investments	–	16,871
Purchase of property and equipment, net	(3,351)	(2,247)
Net cash used in investing activities	(3,556)	(108,596)

Financing Activities:
Proceeds from issuance of common stock	43	246
Cash received from sale of partnership interests and partnership distributions	(148)	554
Tax (benefit) expense realized for stock option exercises	(8)	16
Payments of debt issue costs	–	(4,315)
Proceeds from issuance of debt	–	130,000
Payments on debt	(3,197)	(1,626)
Net cash (used in) provided by financing activities	(3,310)	124,875

Net increase in cash and cash equivalents	14,664	22,543
Cash and cash equivalents, beginning of period	56,043	12,386
Cash and cash equivalents, end of period	$70,707	$34,929

Supplemental Cash Flow Information:
Interest paid	$3,213	$2,443
Income taxes paid	$9,658	$1,367

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ODSY Announces Second Quarter 2009 Results

August 4, 2009

ODYSSEY HEALTHCARE, INC. AND SUBSIDIARIES
UNAUDITED EBITDA RECONCILIATION
(in thousands)

This press release includes the non-GAAP financial measure of EBITDA.  The following table reconciles this non-GAAP financial measure to net income attributable to Odyssey stockholders, which Odyssey believes is the most comparable GAAP financial measure:

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net income attributable to Odyssey stockholders	$8,519	$1,653	$17,238	$3,186
Add:
Net income (loss) attributable to noncontrolling interests	81	13	217	(20)
Loss from discontinued operations, net of taxes	422	2,365	475	4,428
Provision for income taxes	5,065	2,278	10,347	4,308
Interest expense	1,606	2,094	3,491	3,321
Interest income	(121)	(540)	(287)	(1,191)
Depreciation	1,731	2,056	2,860	3,707
Amortization	70	102	141	167
EBITDA	$17,373	$10,021	$34,482	$17,906

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